OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
(the "Funds")

Supplement to the Funds’ Statement of Information
dated July 29, 2013

The following replaces the information in the section of the Funds’ Statement of Information entitled "Fund summaries – Lower-Rated Debt Securities (“Junk Bonds”) and Securities of Distressed Companies”:

Lower-Rated Debt Securities (“Junk Bonds”) and Securities of Distressed Companies

     High yield, high risk securities are commonly known as “junk bonds.” These securities are rated lower than BBB- by S&P, lower than Baa3 by Moody’s, or similarly rated by another NRSO, or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality.  Along with securities of distressed companies, junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities of distressed companies include both debt and equity securities. Issuers of lower-rated and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Although the market for high yield corporate debt securities and securities of distressed companies has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A—Description of Ratings.

     The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which numerous external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund’s ability to dispose of these types of securities.

Since the risk of default is higher for lower-quality securities and debt securities of a distressed company, a portfolio manager’s research and credit analysis is an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, a portfolio manager will attempt to identify those issuers of high yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. A portfolio manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Effective Jan. 1, 2014, the following information replaces the fourth paragraph in the section of the Funds’ Statement of Information entitled "Investment Manager and Other Service Providers – Administrative and Transfer Agency Services”:

DSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DSC's compensation. In addition to the asset-based fee that LPL receives for services provided as consultant to the Manager, LPL has entered into an omnibus shareholder service agreement with DSC and DSC pays LPL a fee at a rate of $16 per year for each Fund shareholder account it provides services for pursuant to the omnibus agreement.

The following information replaces the section in the Funds’ Statement of Information entitled "Portfolio Managers – B. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – Westwood”:

Westwood
Tom Lieu
Registered Investment Companies	2	$469.2 million	0	$0
Other Pooled Investment Vehicles	12	$883 million	0	$0
Other Accounts*	50	$2.7 billion	0	$0
Ragen R. Stienke
Registered Investment Companies	2	$469.2 million	0	$0
Other Pooled Investment Vehicles	7	$673 million	0	$0
Other Accounts*	42	$2.4 billion	0	$0
Grant Taber
Registered Investment Companies	2	$469.2 million	0	$0
Other Pooled Investment Vehicles	9	$836 million	0	$0
Other Accounts*	53	$2.7 billion	0	$0
Prashant Inamdar
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	0	$0	0	$0

*
Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of a date as recent as practicable.

Effective Jan. 1, 2014, the following information replaces the first paragraph in the section of the Funds’ Statement of Information entitled "Purchasing Shares – Alternative Purchase Arrangements – Class A and Class C Shares”:

The alternative purchase arrangements offered for the Fund Classes permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to 0.25% of the average daily net assets of Class A shares, or to purchase Class C shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to 1.00% (0.25% of which are service fees to be paid to the Distributor, participating securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class C shares do not convert to another Class.

Effective Jan. 1, 2014, the following information replaces the first paragraph in the section of the Funds’ Statement of Information entitled "Purchasing Shares – Automatic Conversion of Class B Shares”:

Automatic Conversion of Class B Shares

     During the seventh year after purchase and, thereafter, until converted automatically to Class A shares, Class B shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of eight years after purchase, an investor’s Class B shares will be automatically converted to Class A shares of a Fund. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of classes of shares. Class A shares to which Class B shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to 0.25% of average daily net assets of such shares.

Effective Jan. 1, 2014, the following information replaces the fourth paragraph in the section of the Funds’ Statement of Information entitled "Purchasing Shares – Plans under Rule 12b-1 for the Fund Classes”:

     The maximum aggregate fee payable by the Funds under the Plans, and the Funds’ Distribution Agreement, is, on an annual basis, up to 0.25% of each Fund’s Class A shares’ average daily net assets for the year, and up to 1.00% (0.25% of which are service fees to be paid to the Distributor, securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of each Fund’s Class B shares’ and Class C shares’ average daily net assets for the year. The Fund’s Distributor may reduce/waive these amounts at any time.

Please keep this Supplement for future reference.

This Supplement is dated January 3, 2014.